Note 7 - ELOC Commitment Note Payable	9 Months Ended
Sep. 30, 2024
Notes to Financial Statements
Convertible Promissory Notes Payable [Text Block]

Note 7 – ELOC Commitment Note Payable

In June 2024, we entered into the ELOC Purchase Agreement establishing an equity line of credit for the right to sell shares of our common stock to the Purchaser. As consideration for the Purchaser’s irrevocable commitment to purchase shares of our common stock upon the terms of and subject to satisfaction of the conditions set forth in the ELOC Purchase Agreement, concurrently with the execution and delivery of the ELOC Purchase Agreement, we issued a convertible promissory note, or the ELOC Commitment Note, to the Purchaser in the amount of $350,000. The ELOC Commitment Note matures on June 26, 2025 and will bear interest at 5% per annum on a 365-day basis, due and payable on June 26, 2025. The Purchaser, in its sole discretion and upon written notice to us may convert all or a portion of the entire unpaid principal balance of the ELOC Commitment Note, together with all accrued and unpaid interest, if any, or the Conversion Amount, into a number of shares of our common stock equal to (x) the Conversion Amount divided by, as of the date of such conversion notice or other date of determination, the lesser of (i) a 20% discount to the lowest intraday sale price of our common stock as traded on the principal market on June 26, 2024 and (ii) a 20% discount to the lowest intraday sale price of our common stock as traded on the principal market during the 20 trading days immediately preceding the date of such conversion notice, subject to adjustment as provided in the terms of the ELOC Commitment Note.

The ELOC Commitment Note in its entirety had an estimated fair value of $0.6 million at issuance, while the ELOC Commitment Note conversion option was required to be bifurcated as a separate derivative liability upon issuance. As a result, we recorded the fair value of the conversion option feature in the amount of $0.3 million as a derivative liability and $0.3 million as a ELOC Commitment Note payable in our condensed consolidated balance sheet. Because there was no consideration paid by the Purchaser in exchange for the ELOC Commitment Note, the entire initial fair value of both instruments was recorded to other expense in the amount of $0.6 million.

The derivative is adjusted to fair value at each reporting period, with the change in the fair value recorded in change in fair value of derivatives that is a component of other income (expense) in our condensed consolidated statement of operations.  For the three and nine months ended September 30, 2024, the change in fair value of the derivative was $0.1 million.

As of September 30, 2024, 1.4 million shares of Common Stock have been sold under the ELOC Purchase Agreement for net proceeds of $4.4 million. Additionally, as a result of our sales of Common Stock pursuant to the ELOC Purchase Agreement, we redeemed 705 Series C Preferred Shares as of September 30, 2024 for an aggregate redemption price of $1.1 million pursuant to the Company’s Certificate of Designations of Rights and Preferences of Series C Convertible Preferred Stock.